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                                                       ITEM 14(a)3,EXHIBIT 23(b)




          CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS




We hereby consent to the references to our firm in the Annual Report of Tesoro Petroleum Corporation on Form 10-K for the fiscal year ended December 31, 1995, filed with the Securities and Exchange Commission in Washington, D.C. pursuant to the Securities Exchange Act of 1934.



                                        NETHERLAND, SEWELL & ASSOCIATES, INC.



                                        By:    /s/ FREDERIC D. SEWELL
                                           -----------------------------------
                                                   Frederic D. Sewell
                                                        President



Dallas, Texas
March 12, 1996